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                                   EXHIBIT 10 (e)
                                      AGREEMENT

January 5, 1996

     Reference is made to that certain Surviving Stockholders Agreement (the "Surviving Stockholders Agreement") dated April 12, 1995 by and among Quantic Industries, Inc. (the "Company"), James S. Fetherston ("Fetherston"), Charles
G. Davis, Jr., individually and as trustee ("Davis"), Energy Absorption Systems, Inc. ("Energy"), and certain other parties. The parties hereto hereby agree that the Surviving Stockholders Agreement is modified as follows:

     1. The date appearing in Section 5(a) of the Surviving Stockholders Agreement is hereby changed from January 6, 1996 to February 29, 1996.

     2. The date appearing in Section 5(b) of the Surviving Stockholders Agreement is hereby changed from January 6, 1996 to February 29, 1996.

     3. The date appearing in Section 6(b) of the Surviving Stockholders Agreement is hereby changed from January 6, 1996 to February 29, 1996.

     4. The date appearing in the first paragraph of Section 7 of the Surviving Stockholders Agreement is hereby changed from January 6, 1996 to February 29, 1996.

     Agreed to and accepted as of the date first written above.


Quantic Industries, Inc.

By:/s/ James S. Fetherston                     /s/  James S. Fetherston
   --------------------------------            ----------------------------
Its: Chairman                                  James S. Fetherston
   --------------------------------
                                               /s/  Charles G. Davis, Jr.
                                               ------------------------------
Energy Absorption Systems, Inc.                Charles G. Davis, Jr.,
                                               individually and as Trustee of
By:/s/ Philip E. Rollhaus, Jr.                 Charles G. Davis, Jr. 1990
   --------------------------------            Trust Agreement dated 1/27/90
Its: Chairman
   --------------------------------